UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22485

Avenue Income Credit Strategies Fund
(Exact name of registrant as specified in charter)

399 Park Avenue, 6th Floor New York, NY		10022
(Address of principal executive offices)		(Zip code)

Copy to:

Randolph Takian Avenue Capital Group 399 Park Avenue, 6th Floor New York, NY 10022 (212) 878-3500		Nora M. Jordan Davis Polk & Wardwell LLP 450 Lexington Avenue New York, NY 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 878-3500

Date of fiscal year end:	October 31, 2012

Date of reporting period:	October 31, 2012

Item 1.  Shareholder Report

Avenue Income Credit Strategies Fund

Manager Commentary1,2,3

October 31, 2012 (unaudited)

Dear Shareholder,

We are pleased to present our second annual report for Avenue Income Credit Strategies Fund (the “Fund”).

Performance1,2,3

For the year ended October 31, 2012, the Fund had a total return of 16.94% based on net asset value, and 21.19% based on the market value of the Fund’s shares. On October 31, 2012, the closing price of the Fund’s shares on the New York Stock Exchange was $18.22 representing a 1.30% discount to the Fund’s net asset value per share of $18.46.

The Fund’s performance was strong compared to the performance of the high yield and bank loan markets during the year as outlined below:

High Yield and Bank Loan Market Returns for the Fiscal Year November 1, 2011 to October 31, 20124

The Fund’s investments are across a range of assets. The below indices cover asset classes that Avenue Capital Management II, L.P. (the “Investment Adviser”) believes are the same as, or similar to, the asset classes to which the Fund’s assets are exposed (in whole or in part). The performance of the indices (which includes reinvestment of dividends and other income) does not represent generally the performance of the Fund or of any Fund investment. There are material differences between such indices and the Fund, including without limitation that such indices are unmanaged, broadly-based indices, do not reflect payment of management or brokerage fees, are not leveraged and differ in numerous other respects from the portfolio composition of the Fund; as a result, the Fund’s investment portfolio is materially different from any given index.

Indices	Return (%)
BOA Merrill US High Yield Master II Index	13.2%
BOA Merrill US High Yield Single B	12.7%
CS Leveraged Loan Index	8.3%
Merrill Lynch Europe High Yield Index (in local currency)	19.1%
Merrill Lynch Euro Single B Index (in local currency)	19.2%
S&P ELLI (European Levered Loan) (in local currency)	9.1%

Factors Affecting Performance

The twelve month period ending October 31, 2012 represented a strong year for corporate credit and for the Fund as an improving U.S. economy, stabilization in Europe and expectations for continued low interest rates over the next several years highlighted the attractiveness of corporate credit as an asset class.

As you can see from the above table, the Fund generally outperformed these benchmarks as it benefited from our selection across a number of positions in the U.S. and Europe, with particular outperformance from U.S. and European investments in the financial and housing related sectors. In addition, the Fund’s significant weighting to high yield bonds as compared to secured bank loans helped overall performance as secured bank loan returns for the fiscal year were meaningfully lower than those for high yield bonds.

While the Fund’s portfolio benefited from the strength of the credit markets overall (see further discussion below), several specific assets drove outsized contributions to the Fund’s performance. For example, in the U.S., the Fund’s positions in American International Group hybrid debt securities and K. Hovnanian Enterprises first lien secured bonds saw sharp gains due to continued healing of the financial system and a rebounding housing market. Similarly, in Europe, the decline in financial systemic risk concerns also resulted in gains for the Fund’s positions in Royal Bank of Scotland Group and Lloyds Banking Group junior capital securities as well as hotels, restaurant and

Avenue Income Credit Strategies Fund

Manager Commentary (continued)

October 31, 2012 (unaudited)

leisure oriented investments in Unique Pub Finance and Punch Taverns Finance, whose businesses showed good resilience despite the difficult economic environment they operated in.

In terms of underperformers, the primary one was Nobina AB, the largest public bus operator in Sweden. The Fund had purchased this security at a discount to par, but it had to be restructured at the end of the year. Shortly after year end the Fund sold the position at a moderate loss.

2012 credit market conditions

While the U.S. economic recovery over 2012 remained choppy, a strong rebound in the housing market, as well as gradual improvement in unemployment have been reason for optimism. Meanwhile, continued support from the Federal Reserve through quantitative easing has calmed fears of lasting damage due to economic “slow patches”.

The high yield credit markets showed steady gains over the period as nine of the twelve months showed positive returns in the leading market benchmarks with only occasional pull-backs. Market performance continued to be driven by heavy inflows of capital to the space as well as an active new issue market. Year-to-date inflows of capital from mutual funds stands at $34B into high yield bonds vs. $15.9B for 2011. Through the end of October 2012, year-to-date high yield issuances totaled $308.8B, which compared favorably to $246B in 2011 and has already surpassed the previous record from 2010 of $302B. Additionally, in terms of new issuances the period ended strongly in September ($47.5B) and a hurricane-shortened October ($43.1B) representing the 1st and 3rd highest issuance months, respectively, on record. The majority of the new issuance in the period was used to refinance outstanding bonds and loans such that new issuance amounts net of refinancings were manageable for the market to absorb. Lastly, the par-weighted high yield default rate during the period remained low at 1.77% vs. its long term average of 4.2%. (Source: JP Morgan Credit Strategy Weekly Update — November 2, 2012).

Similarly, European markets recovered their footing during the Fund’s fiscal year despite continued macro volatility. Even with this rebound, economic expectations in Europe have progressively worsened on the back of continued sovereign uncertainty, additional austerity measures implemented across the region and an apparent slowdown in Chinese and U.S. demand. Large countries in Europe saw significant downgrades in its economic expectations except for Germany which, although it was able to outperform, still shows signs of a slowing economy.

However, despite ongoing concerns about sovereign and bank funding stresses and the bailouts needed for Greece and Spain (and filtering into other European countries), relief and optimism emerged in the market in response to key actions announced by the ECB (European Central Bank). Two programs from the ECB, the LTRO (Long-Term-Refinancing-Operation) and OMT (Outright-Monetary-Transactions) provided a significant boost to the markets, as they signaled that the ECB was ready to do “whatever-it-takes” to reduce systemic risk. The 3-year LTRO program announced in December 2011 allowed banks to borrow from the ECB for up to three years, effectively eliminating the liquidity crunch that many European banks were dealing with at the time. The OMT program, announced in August 2012, would allow the ECB to purchase sovereign bonds to reduce the borrowing cost of countries that were unfairly punished by the markets despite adhering to strict fiscal and austerity measures.

Rights offering completed March ‘12

Based in part on the attractive investment opportunities we believed continued to be available in the high yield market, the Fund also completed a rights offering in March 2012 to raise additional capital during the year. The Fund elected to give shareholders the option generally to purchase an additional share in the Fund at a discount to the market price for every 3 shares owned. The offer was fully subscribed and the Fund raised an additional $35.8mm in capital net of fees through the issuance of an additional 2.45mm shares. Returns presented above include the dilution due to this rights offering.

Avenue Income Credit Strategies Fund

Manager Commentary (concluded)

October 31, 2012 (unaudited)

Management Strategies

The Fund’s strategy remains focused on exploiting undervalued credit opportunities to generate income with a secondary objective of capital appreciation. The Fund continues to diversify its holdings as the number of issuers in which the Fund is invested grew from 32 at the beginning of the year to 52 at the year end. Correspondingly, the concentration of positions declined with the top five holdings making up 16.0% of the managed assets of the Fund at year end vs. 21.2% at the beginning of the year. As of the year ended, credit quality continues to be centered on “Single B” (B+, B and B- on a S&P rating scale) issues which accounted for approximately 42% of the managed assets of the Fund and middle market issuers which accounted for approximately 64% of the managed assets of the Fund.

With respect to positioning in Europe, the Fund maintained a defensive stance with its positions focused in Northern European countries, with the U.K. having the largest concentration. In terms of industries, hotels, restaurants and leisure made up the largest component, primarily as a result of our pub positions. We also have positions in health care providers and services, diversified telecom services, media, oil, gas and consumable fuels.

On September 13, 2012, the Board of Trustees (the “Board”) approved the appointment of Mr. Jeffrey J. Gary as the new Portfolio Manager of the Fund, effective on November 23, 2012. Mr. Gary, a Senior Portfolio Manager of the Investment Adviser, is primarily responsible for the day-to-day management of the Fund’s assets. Mr. Gary joined the Investment Adviser in 2011 and has more than 20 years of investment experience in high yield, bank loan and distressed investment strategies, including the last fifteen years as a portfolio manager. He is also the Portfolio Manager of Avenue Credit Strategies Fund, an open-end mutual fund managed by the Investment Adviser and a series of Avenue Mutual Funds Trust. Effective with the appointment of Mr. Gary, Avenue Europe International Management, L.P. no longer serves as the Fund’s investment sub-adviser given that no portfolio manager of the Fund will be employed by the sub-adviser. Under Mr. Gary’s portfolio management, it is expected that under normal market conditions the Fund will continue to invest in both U.S. and non-U.S. issuers.

Avenue Capital Management II, L.P.
Avenue Europe International Management, L.P.

November 2012

The views and opinions in the preceding discussion are subject to change. There is no guarantee that any market forecast set forth in the discussion will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

1              Performance information is not annualized. The Fund commenced operations on January 27, 2011.

2     Performance data shown represent past performance and do not guarantee future results. Current performance may be lower or higher than the performance data shown. Investment returns and principal value will fluctuate, and when sold, your investment may be worth more or less than its original cost. Accordingly, it is possible to lose money investing in the Fund. All returns assume reinvestment of all dividends. Shares of closed-end investment companies frequently trade at discount to their net asset value, which may increase an investor’s risk of loss. This characteristic of shares of a closed-end fund is a risk separate and distinct from the risk that a fund’s net asset value will decrease.

3     The Fund’s shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution.

4              Index returns do not include the effects of any sales charges or management fees. It is not possible to invest directly in an index. Index information was compiled from sources that the Investment Adviser believes to be reliable. No representation or guarantee is made hereby with respect to the accuracy or completeness of such data.

Avenue Income Credit Strategies Fund

Financial Data*

October 31, 2012 (unaudited)

Top Five Industries(a)	Top 10 Largest Holdings(a)

	1	Priory Group Ltd.	7.00% 2/15/2018 (144a)	3.6%
	2	Swift Services Holdings, Inc.	10.00% 11/15/2018	3.4%
	3	K Hovnanian Enterprises, Inc.	9.13% 11/15/2020 (144a)	3.0%
	4	Infor US, Inc.	9.38% 4/1/2019	3.0%
	5	Avaya, Inc.	10.13% 11/1/2015	3.0%
	6	Intelsat Luxembourg SA	11.50% 2/4/2017	2.6%
	7	Ontex IV	7.50% 4/15/2018 (144a)	2.6%
	8	Realogy Corp.	9.00% 1/15/2020 (144a)	2.3%
	9	Punch Taverns Ltd.	5.94% 12/30/2024	2.3%
	10	Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.	9.50% 6/15/2019 (144a)	2.3%
			Total Top 10:	28.1%

Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or even all of your investment. Investing in the Fund is also subject to the specific risks described in the accompanying Notes to Financial Statements. Please read the Notes to Financial Statements for additional information.

*                   Fund information is subject to change due to active management. Data is based on total market value of the Fund investments unless otherwise indicated.

(a)              As a percent of Managed Assets. Managed Assets means the total assets of the Fund (including any assets attributable to money borrowed for investment purposes, including proceeds from (and assets subject to) any credit facility, reverse repurchase agreements and any issuance of preferred shares or notes) minus the sum of the Fund’s accrued liabilities (other than Fund liabilities incurred for the purpose of leverage).

(b)             Cash includes cash and cash equivalents as well as other non investment asset and liabilities (net), excluding borrowings under credit facilities.

(c)              Ratings information represent Standard & Poor’s ratings on the instruments in the portfolio or equivalent. Ratings are provided for informational purposes only and may change over time. Ratings are provided for informational purposes only and may change over time. Standard & Poor’s rates securities from AAA (highest quality) to C (lowest quality), and D to indicate securities in default. BB and below are considered below investment grade securities. Greater risk, such as increased volatility, limited Iiquidity, prepayment, non-payment and increased default risk, is inherent in portfolios that invest in high yield (“junk”) bonds.

(d)             The Fund may invest all or a substantial portion of its assets in below investment grade securities which are often referred to as high yield or “junk” securities.

(e)              The geographic allocation is based on where the Investment Adviser believes the Country of Risk to be. Country of Risk is traditionally the country where the majority of the company’s operations are based or where it is headquartered.

Avenue Income Credit Strategies Fund

Schedule of Investments

October 31, 2012

Security Description	Coupon	Maturity	Principal Amount (000)		Value

CORPORATE BONDS & NOTES — 116.8%
Airlines — 3.9%
US Airways 2000-3C Pass Through Trust	8.39%	3/1/2022		$5,577	$5,353,846
US Airways 2011-1C Pass Through Trust	10.88%	10/22/2014		1,641	1,682,151
					7,035,997
Building Products — 1.8%
Nortek, Inc.	10.00%	12/1/2018		3,000	3,326,250
Commercial Banks — 4.6%
Lloyds Banking Group Capital No.1 PLC (a)	7.88%	11/1/2020		4,200	4,315,500
Royal Bank of Scotland Group PLC (b)	7.65%	8/29/2049		4,000	3,940,000
					8,255,500
Communications Equipment — 3.9%
Avaya, Inc.	10.13%	11/1/2015		8,000	7,100,000
Containers & Packaging — 3.9%
Albea Beauty Holdings SA (a)	8.38%	11/1/2019		950	964,250
Ardagh Packaging Finance PLC (a)	9.25%	10/15/2020	EUR	3,000	4,082,871
Reynolds Group Issuer, Inc.	9.00%	4/15/2019		$2,000	2,025,000
					7,072,121
Diversified Financial Services — 1.9%
Springleaf Finance Corp.	6.90%	12/15/2017		4,000	3,520,000
Diversified Telecommunication Services — 6.5%
Intelsat Luxembourg SA	11.50%	2/4/2017		6,000	6,315,000
Level 3 Financing, Inc.:
	8.13%	7/1/2019		3,000	3,202,500
	10.00%	2/1/2018		2,000	2,230,000
					11,747,500
Energy Equipment & Services — 4.8%
Hercules Offshore LLC (a)	10.50%	10/15/2017		3,500	3,692,500
Ocean Rig UDW, Inc.	9.50%	4/27/2016		4,800	4,920,000
					8,612,500
Food & Staples Retailing — 2.8%
Rite Aid Corp.	9.50%	6/15/2017		5,000	5,137,500
Health Care Providers & Services — 11.3%
HCA, Inc.:
	7.05%	12/1/2027		745	704,025
	7.50%	11/6/2033		120	118,800
	7.50%	11/15/2095		3,000	2,565,000
	7.58%	9/15/2025		555	555,000
	7.69%	6/15/2025		900	909,000
	7.75%	7/15/2036		525	525,000
Priory Group Ltd. (a)	7.00%	2/15/2018	GBP	5,000	8,552,870
Tenet Healthcare Corp.:
	6.88%	11/15/2031		$4,000	3,440,000
	8.00%	8/1/2020		3,000	3,157,500
					20,527,195

See Accompanying Notes to Financial Statements.

Avenue Income Credit Strategies Fund

Schedule of Investments (continued)

October 31, 2012

Security Description	Coupon	Maturity	Principal Amount (000)		Value

Hotels, Restaurants & Leisure — 12.5%
Caesars Operating Escrow LLC / Caesars Escrow Corp. (a)	9.00%	2/15/2020		$4,925	$4,900,375
Punch Taverns Finance Ltd.:
	5.94%	12/30/2024	GBP	4,000	5,438,335
	7.37%	6/30/2022(a)	976		1,448,572
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp. (a)	9.50%	6/15/2019		$5,000	5,400,000
Unique Pub Finance Co. PLC:
	5.66%	6/30/2027	GBP	2,500	3,509,904
	6.54%	3/30/2021	1,300		1,930,044
					22,627,230
Household Durables — 4.0%
K Hovnanian Enterprises, Inc. (a)	9.13%	11/15/2020		$7,000	7,280,000
Industrial Conglomerates — 2.7%
Edgen Murray Corp. (a)	8.75%	11/1/2020	4,835		4,798,738
Insurance — 4.5%
American International Group, Inc.:
	8.00%	5/22/2038(a)	EUR	3,000	4,471,715
	8.18%	5/15/2068		$3,000	3,742,500
					8,214,215
Marine — 2.8%
Navios Maritime Holdings, Inc. / Navios Maritime Finance II US, Inc.	8.13%	2/15/2019	5,700		5,044,500
Media — 6.0%
Cengage Learning Acquisitions, Inc. (a)	11.50%	4/15/2020	4,000		4,290,000
Clear Channel Worldwide Holdings, Inc.	7.63%	3/15/2020	3,500		3,333,750
Univision Communications, Inc. (a)	7.88%	11/1/2020	3,000		3,180,000
					10,803,750
Oil, Gas & Consumable Fuels — 9.6%
Calumet Specialty Products Partners LP/Calumet Finance Corp.	9.38%	5/1/2019	2,500		2,687,500
CHC Helicopter SA	9.25%	10/15/2020	4,780		4,851,700
Connacher Oil and Gas Ltd. (a)	8.50%	8/1/2019	4,000		3,290,000
Halcon Resources Corp. (a)	8.88%	5/15/2021	2,400		2,433,000
Midstates Petroleum Co, Inc. / Midstates Petroleum Co. LLC (a)	10.75%	10/1/2020	1,880		1,992,800
Penn Virginia Resource Partners LP / Penn Virginia Resource Finance Corp. II (a)	8.38%	6/1/2020	2,000		2,100,000
					17,355,000
Paper & Forest Products — 2.2%
Lecta SA (a)	8.88%	5/15/2019	EUR	3,000	3,966,217
Personal Products — 3.4%
Ontex IV (a)	7.50%	4/15/2018	4,560		6,191,187
Real Estate Investment Trusts (REITS) — 1.1%
iStar Financial, Inc.	6.50%	12/15/2013		$2,000	1,985,000
Real Estate Management & Development — 3.1%
Realogy Corp. (a)	9.00%	1/15/2020	5,000		5,625,000
Road & Rail — 6.6%
Nobina Europe AB (d)	11.00%	10/31/2017	SEK	31,824	3,838,325
Swift Services Holdings, Inc.	10.00%	11/15/2018		$7,500	8,043,750
					11,882,075
Software — 4.0%
Infor US, Inc.	9.38%	4/1/2019	6,500		7,182,500
Specialty Retail — 5.0%
CDW LLC / CDW Finance Corp.	8.50%	4/1/2019	5,000		5,337,500
Gymboree Corp.	9.13%	12/1/2018	4,000		3,765,000
					9,102,500

See Accompanying Notes to Financial Statements.

Avenue Income Credit Strategies Fund

Schedule of Investments (continued)

October 31, 2012

Security Description	Coupon	Maturity	Principal Amount (000)		Value

Trading Companies & Distributors — 2.8%
UR Merger Sub Corp.	8.25%	2/1/2021		$4,500	$4,972,500
Wireless Telecommunication Services — 1.1%
Digicel Group Ltd. (a)	8.25%	9/30/2020	1,920		2,068,800
TOTAL CORPORATE BONDS & NOTES (Cost $204,591,665)					211,433,775
SENIOR LOANS (d) — 14.1%
Diversified Telecommunication Services — 3.9%
Tyrol Acquisitions 2 SAS Term Loan 2nd Lien, PIK (b)	4.36%	7/29/2016	EUR	4,731	5,222,797
Tyrol Acquisitions 2 SAS Term Loan B2, PIK (b)	3.11%	1/29/2016	258		301,250
Tyrol Acquisitions 2 SAS Term Loan C2, PIK (b)	3.11%	1/29/2016	1,288		1,506,250
					7,030,297
Electric Utilities — 1.1%
Astoria Generating Company Acquisitions, LLC Term Loan (b)	8.50%	10/26/2017		$2,000	1,983,340
Hotels, Restaurants & Leisure — 2.4%
Travelodge Hotels (Full Moon Holding Co. 6 Ltd.) Term Loan, PIK (b) (c) (e)	1.11%	6/19/2017	GBP	3,385	4,357,916
Industrial Conglomerates — 2.7%
Veyance Technologies, Inc. Term Loan 2nd Lien (b)	5.96%	7/31/2015		$5,000	4,825,000
Media — 4.0%
Lavena Holdings Term Loan B1 (b)	2.95%	3/6/2015	EUR	3,000	3,620,728
Lavena Holdings Term Loan C1 (b)	3.32%	3/4/2016	3,000		3,640,171
					7,260,899
TOTAL SENIOR LOANS (Cost $27,478,589)					25,457,452

	Shares
COMMON STOCK — 0.3%
Road & Rail — 0.3%
Nobina SAB (d)	34,673	527,769
TOTAL COMMON STOCK (Cost $731,843)		527,769
TOTAL LONG-TERM INVESTMENTS — 131.2% (Cost $232,802,097)		237,418,996
	Principal Amount (000)
SHORT-TERM INVESTMENTS — 2.4%
REPURCHASE AGREEMENT — 2.4%
State Street Repurchase Agreement, dated 10/31/12, due 11/01/12 at 0.01%, collateralized by Federal Home Loan Mortgage Corporation obligations maturing 12/15/17, market value $4,460,339 (repurchase proceeds $4,371,823) (Cost $4,371,822)	$4,372	4,371,822
TOTAL SHORT-TERM INVESTMENTS — 2.4% (Cost $4,371,822)		4,371,822
TOTAL INVESTMENTS — 133.6% (Cost $237,173,919)		241,790,818
OTHER ASSETS & LIABILITIES — (33.6)%		(60,800,063)
NET ASSETS — 100.0%		$180,990,755

See Accompanying Notes to Financial Statements.

Avenue Income Credit Strategies Fund

Schedule of Investments (continued)

October 31, 2012

Percentages are calculated as a percentage of net assets as of October 31, 2012.

(a)             Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

(b)             Variable rate security. Rate shown is rate in effect at October 31, 2012.

(c)             Interest rates on Senior Loans may be fixed or may float periodically. On floating rate Senior Loans, the interest rates typically are adjusted based on a base rate plus a premium or spread over the base rate. The base rate usually is a standard inter-bank offered rate, such as a LIBOR, the prime rate offered by one or more major U.S. banks, or the certificate of deposit rate or other base lending rates used by commercial lenders. Floating rate Senior Loans adjust over different time periods, including daily, monthly, quarterly, semi-annually or annually.

(d)             Valued at fair value using procedures approved by the Board. Fair value securities held by the Fund represent 2.41% of net assets as of October 31, 2012.

(e)             Issuer treated as an affiliated person, as defined in the Investment Company Act of 1940.

PIK — Payment in Kind

PLC — Public Limited Company

Forward Foreign Currency Contracts:

					Net Unrealized
Settlement Date	Amount		Value	In Exchange for U.S. $	Appreciation (Depreciation)	Counterparty

Forward Foreign Currency Contracts to Buy:
11/08/2012	EUR	30,108,435	$39,027,069	$39,030,387	$ (3,318)	State Street Bank and Trust Co.
11/08/2012	GBP	17,709,526	28,578,150	28,540,075	38,075	State Street Bank and Trust Co.

					34,757

Forward Foreign Currency Contracts to Sell:
02/08/2013	EUR	29,260,696	37,963,357	37,949,193	(14,164)	State Street Bank and Trust Co.
02/08/2013	GBP	16,271,711	26,250,127	26,220,447	(29,680)	State Street Bank and Trust Co.
11/08/2012	EUR	30,108,435	39,027,069	37,342,154	(1,684,915)	State Street Bank and Trust Co.
11/08/2012	GBP	17,709,526	28,578,150	27,762,182	(815,968)	State Street Bank and Trust Co.

					(2,544,727)

	Total				$(2,509,970)

EUR — Euro Currency

GBP — Great British Pound

Swap Contracts:

At October 31, 2012, outstanding credit default swap contracts — sell protection were as follows:

Counterparty	Reference Obligation	Credit Spread	Notional Amount*	Receive Fixed Rate**	Expiration Date	Market Value***	Upfront Premiums (Received)	Unrealized Appreciation/ (Depreciation)
Citigroup	Meritor, Inc.	1015	$5,000,000	5.00	6/20/2017	$(877,154)	$(634,700)	$(242,454)

*                If the Fund is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Fund could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At October 31, 2012, such maximum potential amount for all open credit default swaps in which the Fund is the seller was $5,000,000.

**            The received fixed rate represents the fixed annual rate of interest received by the Fund (as a seller of protection) annually on the notional amount of the credit default swap contract.

***        The quoted market prices and resulting values for credit default swap agreements on corporate bonds serve as an indicator of the current status of the payment/performance risk and represent the expected amount paid or received for the credit derivative if the amount of the swap agreement was closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreements.

See Accompanying Notes to Financial Statements.

Avenue Income Credit Strategies Fund

Schedule of Investments (concluded)

October 31, 2012

Unfunded Loan Commitment:

As of October 31, 2012, the Fund had the following unfunded loan commitments

Borrower	Unfunded Commitment	Funded	Unrealized Appreciation (Depreciation)

Hamilton Sundstrand Industrial, 9/25/20	$4,750,000	$—	$—

Geographic Allocation of Investments:

Country	Percentage of Net Assets	Value

United States	84.6%	$152,990,362
United Kingdom	20.7	37,459,358
Canada	4.5	8,141,700
France	4.4	7,994,547
Germany	4.0	7,260,899
Luxembourg	3.5	6,315,000
Belgium	3.4	6,191,187
Ireland	3.4	6,151,671
Greece	2.7	4,920,000
Sweden	2.4	4,366,094

Total Investments	133.6%	$241,790,818

The geographic allocation is based on where the Investment Adviser believes the country of risk to be. Country of risk is traditionally the country where the majority of the company’s operations are based or where it is headquartered.

See Accompanying Notes to Financial Statements.

Avenue Income Credit Strategies Fund

Statement of Assets and Liabilities

October 31, 2012

Assets
Investments in securities of unaffiliated issuers, at value (cost $231,964,215)	$237,432,902
Investments in securities of affiliated issuers, at value (cost $5,209,704)	4,357,916
Interest receivable	4,370,902
Receivable for investments sold	1,901,197
Cash collateral held at broker	750,000
Foreign currency, at value (cost $434,656)	434,656
Prepaid expenses	27,030
Total Assets	249,274,603
Liabilities
Payable for line of credit	59,000,000
Payable for investments purchased	5,320,386
Net unrealized depreciation on open forward foreign currency contracts	2,509,970
Premiums received for swap contracts	634,700
Accrued investment advisory fee	256,790
Unrealized depreciation on swaps	242,454
Interest payable	15,308
Accrued Trustee’s fees and expenses	9,310
Accrued expenses	294,930
Total Liabilities	68,283,848
Net Assets	$180,990,755
Net Asset Value Per Common Share
$180,990,755 divided by 9,801,866 common shares outstanding	$18.46
Net Assets Consist of:
Common shares, $0.001 par value, unlimited number of shares authorized, 9,801,866 shares issued and outstanding	$9,802
Paid-in capital	175,887,969
Undistributed net investment income	377,913
Accumulated net realized gain on investments, forward foreign currency contracts, foreign currency transactions and swap contracts	2,845,661
Net unrealized appreciation (depreciation) on investments, forward foreign currency contracts, foreign currency translations and swap contracts	1,869,410
Net Assets	$180,990,755

See Accompanying Notes to Financial Statements.

Avenue Income Credit Strategies Fund

Statement of Operations

For the year ended October 31, 2012

Investment Income
Interest income — unaffiliated issuers	$16,878,276
Interest income — affiliated issuers	269,933
Total Investment Income	17,148,209

Expenses
Investment Advisory fee	2,499,460
Interest expense and commitment fee	581,003
Professional fees	502,974
Accounting and Administration fees	161,352
Custody fees	161,129
Insurance expense	132,333
Trustee’s fees and expenses	78,078
Shareholder reporting expenses	59,446
Transfer agent fees	9,371
Loan servicing fees	6,701
Other expenses	81,461
Total expenses	4,273,308
Expenses reimbursed by Investment Adviser	(414,490)
Net Expenses	3,858,818
Net Investment Income	13,289,391

Realized And Unrealized Gain (Loss) on Investments, Forward Foreign Currency Contracts, Foreign Currency Transactions and Swap Contracts
Net realized gain (loss) on:
Investments	(2,453,582)
Forward foreign currency contracts	5,547,968
Foreign currency transactions	(9,654)
Swap contracts	152,800
3,237,532
Net change in unrealized appreciation (depreciation) on:
Investments in securities of unaffiliated issuers	19,124,424
Investments in securities of affiliated issuers	(213,724)
Forward foreign currency contracts	(3,802,696)
Foreign currency translations	14,451
Swap contracts	(242,454)
14,880,001
Net realized and unrealized gain on investments, forward foreign currency contracts, foreign currency transactions and swap contracts	18,117,533
Net increase in net assets resulting from operations	$31,406,924

See Accompanying Notes to Financial Statements.

Avenue Income Credit Strategies Fund

Statement of Changes In Net Assets

	Year Ended October 31, 2012	For the period January 27, 2011*- October 31, 2011
Increase In Net Assets from Operations:
Net investment income	$13,289,391	$7,344,092
Net realized gain (loss) on investments, forward foreign currency contracts, foreign currency transactions and swap contracts	3,237,532	(1,173,816)
Net change in unrealized appreciation (depreciation) on investments, forward foreign currency contracts, foreign currency translations and swaps	14,880,001	(13,010,591)
Net increase (decrease) in net assets resulting from operations	31,406,924	(6,840,315)

Distributions to Shareholders from:
Net investment income	(12,791,435)	(6,682,190)
Total distributions to shareholders	(12,791,435)	(6,682,190)

From Beneficial Interest Transactions:
Proceeds from sale of Common Shares (net of offering costs of $293,289)	—	139,652,277
Reinvestment of distributions	—	356,822
Net proceeds from the sale of shares during rights offering (net of offering costs of $406,747)	35,788,588	—
Net increase in net assets from beneficial interest transactions	35,788,588	140,009,099
Net increase in net assets during the year	54,404,077	126,486,594
Net assets at beginning of period	126,586,678	100,084
Net assets, end of period (including undistributed net investments income of $377,913 and $868,231, respectively)	$180,990,755	$126,586,678

*   Commencement of operations.

See Accompanying Notes to Financial Statements.

Avenue Income Credit Strategies Fund

Statement of Cash Flows

For the year ended October 31, 2012

Cash Flows from Operating Activities
Net increase in net assets resulting from operations	$31,406,924
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Investments purchased	(168,015,460)
Investments sold	112,968,214
Increase in short term investments, net	(1,120,800)
Net amortization/accretion of premium/(discount)	(362,684)
Increase in interest receivable	(1,212,392)
Premiums received for open swap contracts	634,700
Change in unrealized depreciation on forward foreign currency transactions	3,802,696
Decrease in prepaid expenses	27,411
Increase in cash collateral held at broker	(750,000)
Increase in accrued investment advisory fee	111,215
Decrease in accrued interest expense for credit facility	(6,948)
Decrease in accrued trustees’ fees and expenses	(451)
Increase in accrued expenses and other liabilities	83,477
Net change in unrealized appreciation from investments	(18,910,700)
Change in unrealized depreciation on swap contracts	242,454
Net realized loss on investments	2,453,582
Net cash used in operating activities	(38,648,762)
Cash Flows from Financing Activities
Net Proceeds from the sale of shares during rights offering	35,788,588
Distributions paid to shareholders	(12,791,435)
Proceeds from secured borrowings	22,000,000
Repayment of secured borrowings	(6,000,000)
Net cash provided by financing activities	38,997,153
Net change in cash*	348,391
Cash at beginning of year[1]	86,265
Cash at end of year[1]	$434,656

*    Includes net change in unrealized appreciation (depreciation) on foreign currency of $2,007.

1    Balance includes foreign currency, at value.

Supplemental disclosure of cash flow information:
Cash paid for interest during period	$587,951

See Accompanying Notes to Financial Statements.

Avenue Income Credit Strategies Fund

Financial Highlights

Selected data for a share outstanding throughout each period

	Year Ended October 31, 2012	For the period January 27, 2011*- October 31, 2011
Net asset value, beginning of period	$17.22	$19.10 [1]
Income (loss) from investment operations:
Net investment income[2]	1.51	1.01
Net realized and unrealized gain (loss)	2.13	(1.94)
Total from investment operations	3.64	(0.93)
Distributions to shareholders from:
Net investment income	(1.46)	(0.91)
Total distributions	(1.46)	(0.91)
Capital Share Transactions
Dilutive effect on net asset value as a result of rights offering	(0.90)	—
Offering costs charged to paid-in-capital	(0.04)	(0.04)
Net asset value, end of period	$18.46	$17.22
Market value, end of period	$18.22	$16.40
Total return on net asset value[3]	16.94% [4]	(5.12)%[5]
Total return on market value[3]	21.19% [4]	(13.71)%[5]
Net assets, end of period (in 000’s)	$180,991	$126,587
Ratio of expenses to average net assets	2.50%	2.50%[6]
Ratio of expenses to average net assets excluding interest expense, commitment fee and loan servicing fees	2.12%	2.09%[6]
Ratio of net investment income to average net assets	8.61%	7.28%[6]
Ratios before expense limitation:
Ratio of expenses to average net assets	2.77%	3.00%[6]
Ratio of net investment income to average net assets	8.34%	6.78%[6]
Portfolio turnover rate	60%	56%
Loans Outstanding, End of Year (000s)	$59,000	$43,000
Asset Coverage per $1,000 unit of senior indebtedness[7]	$4,068	$3,944

*               Commencement of operations.

1                Net asset value at beginning of period reflects the deduction of the underwriters discount of $0.90 per share from the $20.00 offering price.

2                Per share amounts have been calculated using average shares outstanding.

3                Total market value return is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effects of brokerage commissions. Total net asset value return measures the changes in value over the period indicated, taking into account dividends as reinvested. Dividends and distributions are assumed for purposes of these calculations to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

4                Includes dilution (net of offering costs) of $0.94 to N.A.V. per share resulting from the Fund’s transferrable rights offering, which expired on March 23, 2012. In connection with such offering, the Fund issued 2,450,466 additional common shares at a subscription price per share below the then-current N.A.V. per share of the Fund.

5                Not annualized.

6                Annualized.

7                Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

See Accompanying Notes to Financial Statements.

Avenue Income Credit Strategies Fund

Notes to Financial Statements

October 31, 2012

1. Organization

Avenue Income Credit Strategies Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund’s primary investment objective is to seek a high level of current income, with a secondary objective of capital appreciation. The Fund commenced operations on January 27, 2011.

2. Significant Accounting Policies

The following is a summary of significant accounting policies of the Fund in preparation of the financial statements.

SECURITY VALUATION — The net asset value (“NAV”) per Common Share is generally determined daily by State Street Bank and Trust Company (“State Street”) as of the close of the regular trading session on the New York Stock Exchange (“NYSE”) on the days the NYSE is open for business. The NAV per share of the Common Shares is determined by calculating the total value of the Fund’s assets (the value of the securities, plus cash and/or other assets, including interest accrued but not yet received), deducting its total liabilities (including accrued expenses and liabilities), and dividing the result by the number of Common Shares outstanding of the Fund.

Corporate Bonds and Notes (including convertible bonds) and unlisted equities are valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institutional-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term debt securities purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Senior Loans are valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institutional-size trading in similar groups of securities and other market data.

Credit default swaps are valued using a pricing service, or, if the pricing service does not provide a value, by quotes provided by the selling dealer or financial institution.

Where reliable market quotes are not readily available, loans and debt obligations are valued, where possible, using independent market indicators provided by independent pricing sources approved by the Board of Trustees of the Fund (the “Board”). Any investment and other assets or liabilities for which current market quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures established by the Board.

Forward foreign currency contracts are valued using quoted foreign exchange rates. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Fund’s net asset value was last calculated, such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the Board.

Avenue Income Credit Strategies Fund

Notes to Financial Statements (continued)

October 31, 2012

SECURITY TRANSACTIONS AND INVESTMENT INCOME — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued on the debt of those issuers who are currently paying in full, adjusted for amortization of premium or accretion of discount. For those issuers who are not paying in full, interest is only recognized if amounts are reasonably estimable and collectable. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income over the lives of the respective securities, subject to collectability.

FEDERAL INCOME TAXES — The Fund has elected to be treated as, and intends to continue to qualify as a regulated investment company by qualifying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and distributing substantially all of its ordinary income and long-term capital gains, if any, each year. Accordingly, no provision for U.S. federal income or excise taxes is required in the financial statements.

SENIOR LOANS — The Fund purchases assignments of, and participations in, senior secured floating rate and fixed rate loans (“Senior Loans”) originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Fund typically succeeds to all the rights and obligations under the loan of the assigning Lender and becomes a lender under the credit agreement with respect to the debt obligation purchased. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more restricted than, those held by the assigning Lender. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement or any rights of setoff against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation.

FOREIGN CURRENCY TRANSLATION — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

FORWARD FOREIGN CURRENCY CONTRACTS — The Fund may enter into forward foreign currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The Fund may enter into such forward contracts for hedging purposes. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In addition, these contracts may involve market risk in excess of the

Avenue Income Credit Strategies Fund

Notes to Financial Statements (continued)

October 31, 2012

unrealized appreciation (depreciation) reflected in the Fund’s Statement of Assets and Liabilities. It is the Fund’s policy to net the unrealized appreciation and depreciation amounts for the same counterparty.

CREDIT DEFAULT SWAPS — A credit default swap is an agreement between two parties to exchange the credit risk of a particular issuer or reference entity. In a credit default swap transaction, a buyer pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. The seller collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay an agreed upon amount to the buyer (which may be the entire notional amount of the swap) in the event of an adverse credit event in the reference entity. A buyer of a credit default swap is said to buy protection whereas a seller of a credit default swap is said to sell protection.

Swaps generally do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make. However, because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. If the other party to a swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive.

Credit default swap agreements on corporate issuers involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest to deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund uses credit default swaps on corporate issuers to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on corporate issuers, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of October 31, 2012 for which the Fund is a seller of protection are disclosed later in the Notes to Financial Statements (see Note 10). These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Avenue Income Credit Strategies Fund

Notes to Financial Statements (continued)

October 31, 2012

OTC (“Over the Counter”) swap payments received or made at the beginning of the measurement period are reflected as such on the Fund’s Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Funds’ Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Fund’s Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Fund’s Statement of Operations. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/depreciation on the Fund’s Statements of Operations.

REPURCHASE AGREEMENTS — The Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn incremental income on temporarily available cash which would otherwise be uninvested. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair value. It is the Fund’s policy that the value of collateral pledged (the securities received), which consists primarily of U.S. government securities and those of its agencies or instrumentalities, is not less than the repurchase price and is held by the custodian bank for the benefit of the Fund until maturity of the repurchase agreement. Repurchase agreements involve certain risks, including bankruptcy or other default of a seller of a repurchase agreement.

INDEMNIFICATIONS — In the normal course of business, the Fund enters into general business contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund expects the risk of material loss to be remote and no amounts have been recorded for such arrangements.

UNFUNDED LOAN COMMITMENTS — The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Schedule of Investments. At October 31, 2012, the Fund had one outstanding unfunded loan commitment of $4,750,000.

BASIS OF PREPARATION AND USE OF ESTIMATES — These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by the Investment Adviser that affect the reported amounts and disclosures in these financial statements. Actual amounts and results could differ from these estimates, and such differences could be material.

STATEMENT OF CASH FLOWS — The cash amount shown in the Statement of Cash Flows of the Fund is the amount included in the Fund’s Statement of Assets and Liabilities and represents the cash (including foreign currency) on hand at State Street, the Fund’s custodian.

INTEREST EXPENSE — Interest expense primarily relates to the Fund’s participation in a revolving credit facility. Interest expense is recorded as incurred.

Avenue Income Credit Strategies Fund

Notes to Financial Statements (continued)

October 31, 2012

3. Distributions

The Fund intends to make regular monthly distributions of net investment income to holders of Common Shares (“Common Shareholders”). The Fund expects to pay its Common Shareholders annually all or substantially all of its investment company taxable income. In addition, at least annually, the Fund intends to distribute all or substantially all of its net capital gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains which are ordinary income for tax purposes. Distributions to Common Shareholders are recorded on the ex-dividend date. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes they are reported to shareholders as return of capital.

4. Investment Advisory and Administration Agreements

Under an advisory agreement, Avenue Capital Management II, L.P., an affiliate of Avenue Capital Group, will receive an annual fee, payable monthly, in an amount equal to 1.25% of the Fund’s average daily Managed Assets. Managed Assets means the total assets of the Fund (including any assets attributable to money borrowed for investment purposes, including proceeds from (and assets subject to) reverse repurchase agreements, any credit facility and any issuance of preferred shares or notes) minus the sum of the Fund’s accrued liabilities (other than Fund liabilities incurred for the purpose of leverage). Other entities advised by the Investment Adviser and its affiliates may have investments in the issuers held by the Fund.

Under an investment subadvisory agreement with the Investment Adviser, the Investment Adviser will pay Avenue Europe International Management, L.P. (the “Subadviser”), also an affiliate of Avenue Capital Group, an annual fee, payable monthly, in an amount equal to 1.25% of the average daily value of the assets managed by the Subadviser.

Effective on November 23, 2012, Avenue Europe International Management, L.P. no longer serves as the Fund’s investment sub-adviser.

The Investment Adviser has contractually agreed to reimburse the Fund so that total other expenses (as a percentage of net assets attributable to Common Shares of the Fund ) are limited to 0.50% until March 1, 2013 (excluding (i) interest, taxes, brokerage commissions and expenditures capitalized in accordance with generally accepted accounting principles, (ii) portfolio transactions and investment related expenses and (iii) extraordinary expenses not incurred in the ordinary course of the Fund’s business). The Fund may repay any such reimbursement from the Investment Adviser if, within three years of the reimbursement, the Fund could repay the Investment Adviser without causing the Fund’s total other expenses (as a percentage of net assets attributable to Common Shares of the Fund) to exceed 0.50% for the fiscal year in which such repayment would occur when such amount repaid to the Investment Adviser is included in the Fund’s total other expenses. Thus, until those amounts are repaid, the Fund and the Common Shareholders will not enjoy any benefit of any further reduced

Avenue Income Credit Strategies Fund

Notes to Financial Statements (continued)

October 31, 2012

expenses. For the year ended October 31, 2012 and the period ended October 31, 2011, these expense reductions, including any fee waivers were as follows:

Subject to repayment dates
October 31, 2014 $502,176	October 31, 2015 $414,490

Under the terms of such reimbursement agreement, if the Fund’s expense ratio declines sufficiently, the Fund may be liable to the Investment Adviser to repay such reimbursed amounts until (i) no later than October 31, 2014, in the case of amounts reimbursed during the first fiscal year and (ii) no later than October 31, 2015, in the case of amounts reimbursed during the current fiscal year, as of October 31, 2012.

State Street provides, or arranges for the provision of certain administrative services for the Fund, including preparing certain reports and other documents required by federal and/or state laws and regulations. State Street also provides legal administration services, including corporate secretarial services and preparing regulatory filings. For administration related services, State Street receives an annual fee, plus certain out-of-pocket expenses.

The Fund has also contracted with State Street to provide custody, fund accounting and transfer agent services to the Fund. Custody, fund accounting and transfer agent fees are payable monthly based on assets held in custody, investment purchases and sales activity and other factors, plus reimbursement for certain out-of-pocket expenses. In addition, the Fund has entered into repurchase agreements and foreign currency transactions with State Street during the period.

5. Organizational and Offering Costs

During the Fund’s initial public offering, the Investment Adviser, on behalf of the Fund, has agreed to bear all of the Fund’s organizational expenses and has also agreed to pay the amount by which the aggregate of all the Fund’s offering costs (other than the sales load) exceed $0.04 per Common Share to the extent such excess offering expenses are not borne by another person other than the Fund. Such offering costs borne by the Investment Adviser were approximately $1,172,000. Offering costs borne by the Fund of $293,289 were charged to paid-in capital at the time such shares were issued.

During the Fund’s transferrable rights offering, which expired on March 23, 2012, offering costs of $406,747 were borne by the Fund and charged against paid-in capital.

6. Related Party Transactions

No shareholder, to the knowledge of the Fund, other than (i) First Trust Portfolios L.P., First Trust Advisors L.P. and The Charger Corporation (together, “First Trust”), and (ii) Morgan Stanley and Morgan Stanley Smith Barney LLC (together, “MS”), beneficially owned more than five percent of the Fund’s Common Shares. On November 9, 2012, First Trust filed an amended beneficial ownership report on Schedule 13G with the SEC stating that as of October 31, 2012 it beneficially owned 2,301,397 Common Shares. On February 10, 2012, MS filed a beneficial ownership report on Schedule 13G with the SEC stating that as of December 31, 2011 Morgan Stanley and Morgan Stanley Smith Barney LLC beneficially owned 463,205 and 457,723 Common Shares, respectively. Based on the share amounts shown in these filings, these holdings held by First Trust, Morgan Stanley (assuming the percentage remained constant post rights offering) and Morgan Stanley Smith Barney LLC (assuming the percentage remained constant post rights offering) represented approximately 23.5%, 6.3% and 6.2% of the Fund’s October 31, 2012 net assets.

Avenue Income Credit Strategies Fund

Notes to Financial Statements (continued)

October 31, 2012

Affiliates of the Fund may have lending, brokerage, underwriting, or other business relationships with issuers of securities in which the Fund invests. Morgan Stanley, the global financial services firm, owns an indirect, non-controlling minority interest in Avenue Capital Group. During the period, the Fund acquired securities through unaffiliated broker-dealers which were part of underwriting groups in which Morgan Stanley participated.

A summary of the Fund’s transactions in securities of issuers that are affiliated persons (as defined in the 1940 Act) of the Fund for the year ended October 31, 2012 is as follows:

Name of Issuer	Shares/Principal Amount (000’s) Held at October 31, 2011	Gross Purchases and Additions Shares/Par	Gross Sales and Reductions Shares/Par	Shares/Principal Amount (000’s) Held at October 31, 2012	Value at October 31, 2012	Investment Income November 1, 2011- October 31, 2012	Realized Gain (loss)	Unrealized (Depreciation)
Travelodge Hotels (Full Moon Holding Co. 6 Ltd.) Term Loan	GBP 3,660	GBP 3,385	GBP (3,660)	GBP 3,385	$4,357,916	$269,933	—	$(213,724)

7. Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and principal repayments on Senior Loans, aggregated $173,335,846 and $114,930,900, respectively, for the year ended October 31, 2012.

The Fund’s investment portfolio contains loans that are in the form of lines of credit or revolving credit facilities, which require the Fund to provide funding when requested by portfolio companies in accordance with the terms of the underlying loan agreements. As of October 31, 2012, the Fund had one investment which was a revolving loan agreement with an unfunded commitment amount of $4,750,000. The Fund maintains sufficient liquid assets on hand to fund such unfunded loan commitments should the need arise.

8. Share Transactions

On January 27, 2011, the Fund completed the initial public offering of 6,750,000 shares of common stock. Proceeds paid to the Fund amounted to $128,654,790 after deduction of underwriting commissions of $6,075,000 ($0.90 per share) and offering expenses of $270,210.

On February 25, 2011, the Fund issued 300,000 additional shares of common stock pursuant to the initial exercise of the underwriters’ over-allotment option. Proceeds paid to the Fund amounted to $5,718,000 after deduction of underwriting commissions of $270,000 ($0.90 per share) and offering expenses of $12,000.

On March 16, 2011, the Fund issued 276,993 additional shares of common stock pursuant to the final exercise of the underwriters’ over-allotment option. Proceeds paid to the Fund amounted to $5,279,487 after deduction of underwriting commissions of $249,294 ($0.90 per share) and offering expenses of $11,079.

For the period ended October 31, 2011, 19,167 shares were issued through dividend reinvestment.

On February 10, 2012 the Fund’s Board of Trustees approved a transferrable rights offering (an “Offer”) which entitled the Fund’s common shareholders of record as of February 24, 2012 (“Record Date Shareholders”) to one transferable right for each common share held, entitling Record Date Shareholders to purchase one newly issued share of common stock for every three rights held. The Offer commenced on February 24, 2012 and expired on March 23, 2012. The Offer was over-subscribed. The actual subscription price pursuant to the Offer was $15.31 per common share of the Fund, and was calculated based on a formula equal to 90% of the average of the last reported sales price of a common share of the Fund on the New York Stock Exchange on the expiration date of the

Avenue Income Credit Strategies Fund

Notes to Financial Statements (continued)

October 31, 2012

Offer and on each of the four preceding trading days. Shareholders exercised rights to purchase 2,450,466 shares with an aggregate net asset value of $44,672,035. The net asset value of the Fund’s common shares was reduced by $0.94 for the Fund as a result of the Offer, which includes the effect of dealer manager commissions and offering costs. The details of the Offer are as follows:

Settlement Date	Price	Shares	Amount
March 13, 2012*	$15.74	100,000	$1,574,100
March 20, 2012*	15.27	50,000	763,650
March 22, 2012*	15.17	119,312	1,810,440
March 23, 2012**	15.31	2,181,154	33,393,468
Gross Proceeds		2,450,466	37,541,658
Commissions			(1,407,812)
Trading Profits			61,489
Net Proceeds			36,195,335
Offering Costs			(406,747)
			$35,788,588

*    Rights converted to newly issued shares prior to the expiration of the Offer. Trading profits realized by UBS Securities LLC, the dealer manager, were reimbursed to the Fund and treated as additional proceeds.

**   Expiration date.

The Fund is authorized to issue an unlimited number of common shares of beneficial interest at par value $0.001 per common share.

9. Federal Tax Information

As of October 31, 2012, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. This tax year, as well as the period ended October 31, 2011, remain subject to examination by the Internal Revenue Service for a period of three years.

The tax character of distributions declared for the year ended October 31, 2012 and year ended October 31, 2011 were as follows:

	October 31, 2012	October 31, 2011
Distributions declared from:
Ordinary income	$12,791,435	$6,682,190

During the year ended October 31, 2012, accumulated net realized gain was increased by $988,274 and accumulated undistributed net investment income was decreased by $988,274 due to differences between book and tax accounting, primarily for foreign currency gains and losses. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

The Fund utilized $87,419 of capital loss carryforwards during the year ended October 31, 2012.

As of October 31, 2012, the components of undistributed ordinary income and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$942,096
Net unrealized appreciation	$4,150,888

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and forward contracts being marked to market.

Avenue Income Credit Strategies Fund

Notes to Financial Statements (continued)

October 31, 2012

The cost and unrealized appreciation (depreciation) of investments of the Fund at October 31, 2012, as determined on a federal income tax basis, were as follows:

Aggregate cost	$237,366,303
Gross unrealized appreciation	9,888,570
Gross unrealized depreciation	(5,307,960)
Net unrealized appreciation	$4,580,610

10. Derivative Instruments & Hedging Activities

The Fund is subject to foreign exchange risk in the normal course of pursuing its investment objectives. Because the Fund holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Fund used forward foreign currency contracts.

At October 31, 2012, the fair value of derivative instruments whose primary underlying risk exposure is foreign exchange risk at October 31, 2012 was as follows:

	Fair Value
Derivative	Asset Derivative[1]	Liability Derivative	[1]
Forward foreign currency contracts	$—	$2,509,970

1  Statement of Assets and Liabilities location: Net unrealized depreciation on open forward foreign currency contracts

The effect of derivative instruments on the Statement of Operations whose primary underlying risk exposure is foreign exchange risk for the year ended October 31, 2012 was as follows:

	Realized Gain (Loss) on Derivatives Recognized in Income[1]	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income[2]
Forward foreign currency contracts	$5,547,968	$(3,802,696)

1  Statement of Operations location: Net realized gain — Forward foreign currency contracts.

2  Statement of Operations location: Net change in unrealized (depreciation) — Forward foreign currency contracts.

The average volume of forward foreign currency contracts bought and sold measured at each month end during the year ended October 31, 2012 was approximately $6,350,436 and $60,722,033, respectively.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund enters into credit default swap contracts to manage its credit risk, to gain a particular exposure to a credit risk, or to enhance return.

At October 31, 2012, the fair value of derivative instruments whose primary underlying risk exposure is credit risk at October 31, 2012 was as follows:

	Fair Value
Derivative	Asset Derivative	Liability Derivative	[1]
Credit default swaps	$—	$(877,154)

1  Statement of Assets and Liabilities location: Unrealized depreciation on swaps

Avenue Income Credit Strategies Fund

Notes to Financial Statements (continued)

October 31, 2012

The effect of derivative instruments on the Statement of Operations whose primary underlying risk exposure is issuer default risk for the period ended October 31, 2012 was as follows:

	Realized Gain (Loss) on Derivatives Recognized in Income[1]	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income[2]
Credit default swaps	$152,800	$(242,454)

1  Statement of Operations location: Net realized gain on Swap contracts

2  Statement of Operations location: Net change in unrealized (depreciation) on swap contracts

The year end notional of credit default swaps where the Fund was selling protection (included on the Schedule of Investments), is indicative of the average notional for the period during which swaps were held.

11. Revolving Credit Facility

On March 11, 2011, the Fund entered into a senior secured revolving credit facility agreement (the “Credit Agreement”) with the Bank of Nova Scotia that allows it to borrow up to $65,000,000, and to use the borrowings to make additional investments in the ordinary course of the Fund’s business and for general business purposes of the Fund. This agreement with Bank of Nova Scotia was renewed effective March 9, 2012. The loan is secured by a fully perfected first priority lien on all assets of the Fund capable of being pledged. Interest is charged at a rate equal to LIBOR for the applicable interest period plus a spread. There is a commitment fee for the unused portion on the facility. Commitment fees for the period ended October 31, 2012 totaled $24,523 and are included in the interest expense and commitment fee line item in the Statement of Operations. Also included in the interest expense and commitment fee line item is $11,608 of amortization of a previously paid upfront fee of $32,500. At October 31, 2012, the Fund had borrowings outstanding under the Credit Agreement of $59,000,000 at an interest rate of 1.111%. For the period November 1, 2011 through October 31, 2012, the average borrowings under the Credit Agreement and the average interest rate were $45,595,628 and 1.183%, respectively.

12. Principal Risks

CONFLICTS OF INTEREST RISK — Because the Investment Adviser manages assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), certain conflicts of interest are present. For instance, the Investment Adviser receives fees from certain accounts that are higher than the fees received from the Fund, or receives a performance-based fee on certain accounts. In those instances, the Investment Adviser has an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest exists to the extent the Investment Adviser has proprietary investments in certain accounts or where the portfolio manager or other employees of the Investment Adviser have personal investments in certain accounts. The Investment Adviser has an incentive to favor these accounts over the Fund. Because the Investment Adviser manages accounts that engage in short sales of (or otherwise take short positions in) securities or other instruments of the type in which the Fund invests, the Investment Adviser could be seen as harming the performance of the Fund for the benefit of the accounts taking short positions, if such short positions cause the market value of the securities to fall. The Investment Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest. These policies and procedures will have the effect of foreclosing certain investment opportunities for the Fund from time to time.

Avenue Income Credit Strategies Fund

Notes to Financial Statements (continued)

October 31, 2012

Conflicts of interest may arise where the Fund and other funds advised by the Investment Adviser or its affiliates (“Avenue funds”) simultaneously hold securities representing different parts of the capital structure of a stressed or distressed issuer. In such circumstances, decisions made with respect to the securities held by one Avenue fund may cause (or have the potential to cause) harm to the different class of securities of the issuer held by other Avenue funds (including the Fund). For example, if such an issuer goes into bankruptcy or reorganization, becomes insolvent or otherwise experiences financial distress or is unable to meet its payment obligations or comply with covenants relating to credit obligations held by the Fund or by the other Avenue funds, such other Avenue funds may have an interest that conflicts with the interests of the Fund. If additional financing for such an issuer is necessary as a result of financial or other difficulties, it may not be in the best interests of the Fund to provide such additional financing, but if the other Avenue funds were to lose their respective investments as a result of such difficulties, the Investment Adviser may have a conflict in recommending actions in the best interests of the Fund. In such situations, the Investment Adviser will seek to act in the best interests of each of the Avenue funds (including the Fund) and will seek to resolve such conflicts in accordance with its compliance procedures.

In addition, the 1940 Act limits the Fund’s ability to enter into certain transactions with certain affiliates of the Investment Adviser. As a result of these restrictions, the Fund may be prohibited from buying or selling any security directly from or to any portfolio company of a fund managed by the Investment Adviser or one of its affiliates. Nonetheless, the Fund may under certain circumstances purchase any such portfolio company’s loans or securities in the secondary market, which could create a conflict for the Investment Adviser between the interests of the Fund and the portfolio company, in that the ability of the Investment Adviser to recommend actions in the best interest of the Fund might be impaired. The 1940 Act also prohibits certain “joint” transactions with certain of the Fund’s affiliates (which could include other Avenue funds), which could be deemed to include certain types of investments, or restructuring of investments, in the same portfolio company (whether at the same or different times). These limitations may limit the scope of investment opportunities that would otherwise be available to the Fund. The Board has approved various policies and procedures reasonably designed to monitor potential conflicts of interest. The Board will review these policies and procedures and any conflicts that may arise.

In the course of managing the Avenue funds or otherwise, the Investment Adviser or its respective members, officers, directors, employees, principals or affiliates may come into possession of material, non-public information. The possession of such information may limit the ability of the Fund to buy or sell a security or otherwise to participate in an investment opportunity. Situations may occur where the Fund could be disadvantaged because of the investment activities conducted by the Investment Adviser for other clients, and the Investment Adviser will not employ information barriers with regard to its operations on behalf of its registered and private funds, or other accounts. In certain circumstances, employees of the Investment Adviser may serve as board members or in other capacities for portfolio or potential portfolio companies, which could restrict the Fund’s ability to trade in the securities of such companies.

MARKET AND INTEREST RATE RISK — Market risk is the possibility that the market values of securities owned by the Fund will decline. The values of fixed income securities tend to fall as interest rates rise, and such declines tend to be greater among fixed income securities with longer remaining maturities. Market risk is often greater among certain types of fixed income securities, such as zero coupon bonds which do not make regular interest payments but are instead bought at a discount to their face values and paid in full upon maturity. As interest rates change, these securities often fluctuate more in price than securities that make regular interest payments and therefore subject the Fund to greater market risk than a fund that does not own these types of securities. The values of adjustable, variable or floating rate income securities tend to have less fluctuation in

Avenue Income Credit Strategies Fund

Notes to Financial Statements (continued)

October 31, 2012

response to changes in interest rates, but will have some fluctuation particularly when the next interest rate adjustment on such security is further away in time or adjustments are limited in number or degree over time. The Fund has no policy limiting the maturity of credit obligations it purchases. Such obligations often have mandatory and optional prepayment provisions and because of prepayments, the actual remaining maturity of loans and debts may be considerably less than their stated maturity. Obligations with longer remaining maturities or durations generally expose the Fund to more market risk. When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely affect the prices or yields of the securities being purchased. The greater the Fund’s outstanding commitments for these securities, the greater the Fund’s exposure to market price fluctuations. Interest rate risk can be considered a type of market risk.

LEVERAGE RISK — The Fund may utilize leverage to seek to enhance the yield of the Fund by borrowing. There are risks associated with borrowing in an effort to increase yield and distributions to Common Shareholders, including that the costs of the financial leverage may exceed the income from investments made with such leverage, the likelihood of greater volatility of the net asset value and market price of, and distributions on, the Common Shares, and that the fluctuations in the interest rates on the borrowings may affect the yield and distributions to Common Shareholders. There can be no assurance that the Fund’s leverage strategy will be utilized or that, if utilized, it will be successful.

RISKS ASSOCIATED WITH FOREIGN INVESTMENTS — Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available financial and other information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States. In recent years, the risks of investing in certain foreign securities have increased dramatically as a result of the ongoing European debt crisis which began in Greece and has begun to spread throughout various other European countries. These debt crises and the ongoing efforts of governments around the world to address these debt crises have also resulted in increased volatility and uncertainty in the United States and the global economy and securities markets, and it is impossible to predict the effects of these or similar events in the future on the United States and the global economy and securities markets or on the Fund’s investments, though it is possible that these or similar events could have a significant adverse impact on the value and risk profile of the Fund.

CREDIT RISK — Credit risk refers to the possibility that the issuer of a security will be unable to make timely interest payments and/or repay the principal on its debt. Because the Fund may invest, without limitation, in securities that are below investment grade, the Fund is subject to a greater degree of credit risk than a fund investing primarily in investment grade securities. Lower-grade securities are more susceptible to non-payment of interest and principal and default than higher-grade securities and are more sensitive to specific issuer

Avenue Income Credit Strategies Fund

Notes to Financial Statements (continued)

October 31, 2012

developments or real or perceived general adverse economic changes than higher-grade securities. Loans and debt obligations of stressed issuers (including those that are in covenant or payment default) are subject to a multitude of legal, industry, market, economic and governmental forces that make analysis of these companies inherently difficult. Obligations of stressed issuers generally trade significantly below par and are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings or result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative. In any investment involving stressed obligations, there exists the risk that the transaction involving such debt obligations will be unsuccessful, take considerable time or will result in a distribution of cash or a new security or obligation in exchange for the stressed obligations, the value of which may be less than the Fund’s purchase price of such debt obligations. Furthermore, if an anticipated transaction does not occur, the Fund may be required to sell its investment at a loss. However, investments in equity securities obtained through debt restructurings or bankruptcy proceedings may be illiquid and thus difficult or impossible to sell.

RISKS OF SENIOR LOANS — There is less readily available and reliable information about most Senior Loans than is the case for many other types of instruments, including listed securities. Senior Loans are not listed on any national securities exchange or automated quotation system and as such, many Senior Loans are illiquid, meaning that the Fund may not be able to sell them quickly at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market is more volatile than for liquid, listed securities and may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The market for Senior Loans could be disrupted in the event of an economic downturn or a substantial increase or decrease in interest rates, resulting in fluctuations in the Fund’s net asset value and difficulty in valuing the Fund’s portfolio of Senior Loans. Senior Loans, like most other debt obligations, are subject to the risk of default. Default in the payment of interest or principal on a Senior Loan will result in a reduction of income to the Fund, a reduction in the value of the Senior Loan and a potential decrease in the Fund’s net asset value.

RISKS OF SWAPS — The Fund may enter into swap transactions, including credit default, total return, index and interest rate swap agreements, as well as options thereon, and may purchase or sell interest rate caps, floors and collars. Such transactions are subject to market risk, risk of default by the other party to the transaction (i.e., counterparty risk), risk of imperfect correlation and manager risk and may involve commissions or other costs. Swaps generally do not involve delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make, or in the case of the other party to a swap defaulting, the net amount of payments that the Fund is contractually entitled to receive. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps. If the Investment Adviser is incorrect in its forecast of market values, interest rates or currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if these investment techniques were not used.

In addition, recent market developments related to swaps have prompted increased scrutiny with respect to these instruments. As a result of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) (which was passed into law in July 2010), swaps may in the future be subject to increased regulation. Such regulation may limit the Fund’s ability to use swaps and increase the cost of using swaps.

Avenue Income Credit Strategies Fund

Notes to Financial Statements (continued)

October 31, 2012

13. Fair Value Measurements

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

•	Level 1 — Prices are determined using quoted prices in an active market for identical assets.

•

Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

•

Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The valuation techniques used by the Fund to measure fair value during the period ended October 31, 2012 maximized the use of observable inputs and minimized the use of unobservable inputs.

The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with GAAP.

Corporate Bonds & Notes — Corporate bonds and notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, active market trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector specific trends. To the extent that these inputs are observable, the values of corporate bonds and notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Senior Loans — Senior Loans are valued by independent pricing services based on the average of quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. To the extent that these inputs are observable, the values of Senior Loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Avenue Income Credit Strategies Fund

Notes to Financial Statements (continued)

October 31, 2012

Credit Default Swaps — OTC credit default swaps are valued by independent pricing services using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable, the values of credit default swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts — Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

The following is a summary of the tiered valuation input levels, as of October 31, 2012. The Schedule of Investments includes disclosure of each security type by category and/or industry. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Quoted Prices in Active Markets for Identical Assets	Other Significant Observable Inputs	Significant Unobservable Inputs
Investment Securities in an Asset Position	(Level 1)	(Level 2)	(Level 3)	Total

Corporate Bonds and Notes
Airlines	$—	$7,035,997	$—	$7,035,997
Road & Rail		11,882,075	—	11,882,075
All Other	—	192,515,703	—	192,515,703
Senior Loans	—	25,457,452	—	25,457,452
Equities
Road & Rail	—	527,769	—	527,769
Repurchase Agreements	—	4,371,822	—	4,371,822
Total Investment Securities in an Asset Position	$—	$241,790,818	$—	$241,790,818
Investments in a Liability Position
Forward Foreign Currency Contracts*	—	(2,509,970)	—	(2,509,970)
Credit Default Swaps*	—	(242,454)	—	(242,454)
Total Liability Position	$—	$(2,752,424)	$—	$(2,752,424)

*   Other financial instruments such as credit default swaps and forward foreign currency contracts are valued at the unrealized appreciation/(depreciation) of the instrument.

During the year ended October 31, 2012, there were no transfers between Level 1 and Level 2.

Avenue Income Credit Strategies Fund

Notes to Financial Statements (continued)

October 31, 2012

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in securities	Balance as of October 31, 2011	Accrued discounts/ premiums	Realized gain/(loss)	Change in unrealized appreciation (depreciation)	Purchases	Sales	Transfers in to level 3*	Transfers out of level 3	Balance as of October 31, 2012

Corporate Bonds & Notes	$4,742,913	$—	$—	$—	$—	$—	$—	$4,742,913	$—
Total	$4,742,913	$—	$—	$—	$—	$—	$—	$4,742,913	$—

*  Transfers are reflected at the value of the securities at the beginning of the period. Transfers from Level 3 to Level 2 were due to an increase in the availability of significant inputs in determining the fair value of these investments.

For information related to geographical and industry categorization of investments and types of derivative contracts held, please refer to the Schedule of Investments.

14. Other

On March 17, 2011, the Board approved a share repurchase program for the Fund. Under the repurchase program, the Fund is authorized to make open market purchases of its Common Shares as a measure to reduce any discount from net asset value in the market price of the Common Shares. The program authorizes the Fund to repurchase up to 10% of its outstanding Common Shares in any calendar year. The Fund is not required to make any such repurchases and there can be no assurances that it will. There also can be no assurances that any such repurchases would have the effect of reducing any discount from net asset value in the market price of the Common Shares. The Fund’s ability to make repurchases will also be subject to regulatory requirements and to the Fund’s ability to liquidate portfolio investments to raise cash for such repurchases. For the years ended October 31, 2011 and October 31, 2012, the Fund did not make any share repurchases.

15. Recently Issued Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11, “Disclosures About Offsetting Assets and Liabilities”, which requires enhanced disclosures that will enable users to evaluate the effect or potential effect of netting arrangements on a Fund’s financial position, including the effect or potential effect of rights of setoff associated with certain financial instruments and derivative instruments. The amendments are effective for fiscal years beginning on or after January 1, 2013. The Fund’s management is currently evaluating the effect that the guidance may have on its financial statements.

16. Subsequent Events

Management has evaluated events occurring subsequent to the date of the Statement of Assets and Liabilities through the date the financial statements were issued. No matters requiring adjustment to, or disclosure, in the financial statements were noted.

The Fund declared the following dividends from net investment income subsequent to October 31, 2012:

Declaration Date	Amount Per Share	Record Date	Payable Date
October 1, 2012	$0.12	November 15, 2012	November 30, 2012
December 3, 2012	$0.12	December 12, 2012	December 17, 2012
December 20, 2012	$0.12	December 31, 2012	January 14, 2013

On December 13, 2012, the Fund and the Investment Adviser amended and restated the terms of the current reimbursement agreement to extend the term through February 28, 2014.

Avenue Income Credit Strategies Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the Avenue Income Credit Strategies Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Avenue Income Credit Strategies Fund (the “Fund”) at October 31, 2012, the results of its operations and its cash flows for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period January 27, 2011 (commencement of operations) through October 31, 2011, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian, agent banks and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 21, 2012

Avenue Income Credit Strategies Fund

October 31, 2012 (unaudited)

Proxy Information. The policies and procedures used to determine how to vote proxies relating to securities held by the Fund are available without charge, upon request, by calling (877) 525-7330, and on the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge, upon request, by calling (877) 525-7330, or on the Fund’s website at http://www.avenuecapital.com and on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s Forms N-Q are also available on the Fund’s website at http://www.avenuecapital.com.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase at market prices from time to time its Common Shares in the open market.

Avenue Income Credit Strategies Fund

October 31, 2012 (unaudited)

Annual Meeting of Shareholders. On May 17, 2012, the Fund held its Annual Meeting of Shareholders (the “Meeting”) to consider and vote on the proposal set forth below. The following votes were recorded:

Proposal: The election of a Class I Trustee to the Board of Trustees for a term of three years to expire at the 2015 annual meeting of Shareholders, or special meeting in lieu thereof, and until his successor has been duly elected and qualified.

Election of Darren Thompson as a Class I Trustee of the Fund

	Shares Voted	Percentage of Shares Voted
For	9,040,625	98.35%
Withheld	151,728	1.65%

The terms of office of Joel Citron, Julie Dien Ledoux and Randolph Takian, the remaining members of the Board of Trustees, continued after the Meeting.

Avenue Income Credit Strategies Fund

Summary of Dividend Reinvestment Plan (unaudited)

The Fund offers a Dividend Reinvestment Plan (the “Plan”) pursuant to which distributions of dividends and all capital gains on Common Shares are automatically reinvested in additional Common Shares, unless a Common Shareholder specifically elects to receive cash by providing the required notice to the Plan Agent. Common Shareholders whose shares are held in the name of a broker or other nominee may have distributions reinvested only if such a service is provided by the broker or the nominee or if the broker or the nominee permits participation in the Plan.

State Street Bank and Trust Company, as plan agent (the “Plan Agent”), serves as agent for the Common Shareholders of the Fund in administering the Plan. All Common Shareholders are deemed to be participants in the Plan unless they specifically elect not to participate.

If the Fund declares an income dividend or a realized capital gains distribution payable either in the Fund’s shares or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive shares. If the market price per share (plus expected commissions) on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value unless the net asset value is less than 95% of the market price on the valuation date, in which case, shares will be issued at 95% of the market price. With respect to Common Shares credited to a participant’s account at a price below the current market price, all or a portion of the amount of the discount from such market price may be taxable to the participant as ordinary income. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the exchange on which the Fund’s shares are then listed, the next preceding trading day. If the net asset value per share exceeds the market price per share (plus expected commissions) at such time, the Plan Agent’s broker will buy the Fund’s shares in the open market, or elsewhere, with the cash in respect of the dividend or distribution, for the participants’ account on, or shortly after, the payment date. For purposes of such purchases, the Plan Agent may use an affiliated or unaffiliated broker.

In the event of a market discount on the dividend or distribution payment date, the Plan Agent’s broker will have up to 30 days after such payment date to invest the dividend or distribution amount in Common Shares acquired in open-market purchases. If, before the Plan Agent’s broker has completed its open-market purchases, the market price of a Common Share (plus expected commissions) exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Agent’s broker may exceed the net asset value of the Fund’s Common Shares, resulting in the acquisition of fewer Common Shares than if the distribution had been paid in newly issued Common Shares on the payment date. Therefore, the Plan provides that if the Plan Agent’s broker is unable to invest the full dividend or distribution amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent’s broker will cease making open-market purchases and will invest the uninvested portion of the dividend or distribution amount in newly issued Common Shares.

The Plan Agent maintains all Common Shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by Common Shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each Common Shareholder proxy will include those Common Shares purchased or received pursuant to the Plan.

The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for Common Shares held pursuant to the Plan in accordance with the instructions of the participants.

Avenue Income Credit Strategies Fund

Summary of Dividend Reinvestment Plan (unaudited) (continued)

In the case of Common Shareholders such as banks, brokers or nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record Common Shareholder’s name and held for the account of beneficial owners who participate in the Plan. A shareholder who holds his shares through a broker or other nominee will only be eligible to participate in the Plan if it is permitted by such broker or nominee. Such shareholders will not necessarily participate automatically in the Plan, and must contact their broker or nominee for more information.

There will be no brokerage charges to Common Shareholders with respect to Common Shares issued directly by the Fund as a result of dividends or distributions payable either in Common Shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends or distributions.

Common Shareholders participating in the Plan may receive benefits not available to Common Shareholders not participating in the Plan. If the market price (plus commissions) of the Fund’s Common Shares is above their net asset value, participants in the Plan will receive Common Shares of the Fund at less than they could otherwise purchase them and will have Common Shares with a cash value greater than the value of any cash distribution they would have received on their Common Shares. If the market price plus commissions is below the net asset value, participants will receive distributions in Common Shares with a net asset value greater than the per Common Share value of any cash distribution they would have received on their Common Shares. However, there may be insufficient Common Shares available in the market to make distributions in Common Shares at prices below the net asset value. Also, since the Fund does not redeem its Common Shares, the price on resale may be more or less than the net asset value.

The automatic reinvestment of dividends and distributions does not relieve participants of any income tax that may be payable on such dividends and distributions.

You may obtain additional information about the Plan by calling (877) 525-7330 or by writing to the Plan Agent at State Street Bank and Trust Company, 200 Clarendon Street, 16th Floor, Boston, MA 02116.

Common Shareholders may terminate their participation in the Plan at any time by calling (877) 525-7330 or by writing to the Plan Agent at the address listed above. Such termination will be effective immediately if the participant’s notice is received and processed by the Plan Agent not less than three business days prior to any dividend or distribution payment date; otherwise such termination will be effective the first trading day after the payment for such dividend or distribution with respect to any subsequent dividend or distribution. Common Shareholders of the Fund may again elect to participate in the Plan at any time by calling (877) 525-7330 or by writing to the Plan Agent at the address listed above.

The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to participants at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund. Upon any termination described in the paragraph, shares will be held by the Plan Agent in non-certificated form in the name of the participant. If a participant elects by notice to the Plan Agent in writing or by telephone (as described above) in advance of such termination to have the Plan Agent sell part or all of the participant’s Common Shares and to remit the proceeds to the participant, the Plan Agent is authorized to deduct brokerage commissions for such transaction from the proceeds. To sell such shares, the Plan Agent may use an affiliated or unaffiliated broker.

Upon 90 days’ notice to Plan participants, the Fund and the Plan Agent reserve the right to amend or supplement the terms and conditions of the Plan.

Avenue Income Credit Strategies Fund

Changes to certain non-fundamental investment policies of the Fund (unaudited)

On September 13, 2013, the Board also approved changes to certain non-fundamental investment policies of the Fund, after considering a discussion by the Adviser on the expected benefits of such changes and determining that they were in the best interests of the Fund and its shareholders. Effective November 23, 2012, it is no longer an investment policy of the Fund to invest in credit obligations that at the time of purchase are at or below an applicable benchmark plus a credit spread (the “Avenue Credit Thresholds”). In adhering to the Avenue Credit Thresholds, the Fund generally does not invest, at the time the investment is made, in the same credit obligations as the other accounts managed by the Adviser (although their investments may include different obligations of the same issuer). Upon the removal of the Avenue Credit Thresholds, the Fund may invest in securities or other credit obligations in which other accounts managed by the Adviser, including private funds, also invest.

In order, among other things, to attempt to mitigate potential conflicts and seek to maintain a portfolio with the risk/return characteristics that the Fund believes to be appropriate for closed-end investment company investors, the Fund will adhere to a policy pursuant to which, at the time an investment is made by the Fund, the Fund’s portfolio will have no more than 20% overlap, on a market value basis, at the security specific level with the portfolio securities held by the private funds (in the aggregate) advised by the Adviser or its affiliates (the “Avenue private funds”) (i.e., no more than 20% of the Fund’s portfolio securities will be identical to the securities held by the Avenue private funds in the aggregate) (the “20% overlap limit”). The 20% overlap limit will be measured as the percentage of:

(a)                   the aggregate market value of the specific securities in the Fund that are owned by, and overlap at the security specific level with, the Avenue private funds (in the aggregate), divided by

(b)                   the market value of the Fund’s managed assets.

Investment opportunities appropriate for both the Fund and the Avenue private funds generally will be allocated between the Fund and the Avenue private funds in a manner that the Investment Adviser believes to be fair and equitable under the circumstances, in accordance with the Investment Adviser’s trade allocation policies. The application of the 20% overlap limit may result in the Fund being unable to make investments that it otherwise would have made, which could negatively affect the performance of the Fund.

However, to the extent that the Fund exceeds the foregoing limit other than due to a transaction by the Fund (e.g., appreciation or depreciation of certain assets in the Fund or an acquisition by one or more Avenue private funds), the Fund will not be required to sell any of its holdings but will be precluded from acquiring any additional securities that the Avenue private funds currently hold. Notwithstanding the foregoing, the Fund will be permitted to convert, exchange or exercise any security it currently holds and participate in any rights offerings or other offerings available to holders of securities currently held in its portfolio regardless of whether such transaction would be in excess of the foregoing 20% limit. The 20% overlap limit does not limit the amount the Fund may invest in credit obligations (as defined below) of an entity or group of affiliated entities in which the Avenue private funds invest through credit obligations different from those held by the Fund.

The Adviser and the Board each believe that the changes to the Fund’s non-fundamental investment policies are in the best interests of the Fund’s shareholders and will permit the Fund to continue to pursue its investment objective. The Fund will continue to seek its primary investment objective of a high level of current income with a secondary objective of capital appreciation. In addition, the Fund will continue to seek to achieve its investment objectives by opportunistically investing primarily in loan and debt instruments (and loan-related or debt-related instruments, including repurchase and reverse repurchase agreements and derivative instruments) (collectively, “credit obligations”) of issuers that operate in a variety of industries and geographic areas.

Avenue Income Credit Strategies Fund

Trustees and Officers

The business and affairs of the Fund are managed under the direction of the Board and the Fund’s officers appointed by the Board. The tables below list the Trustees and officers of the Fund and their present positions and principal occupations during the past five years. The business address of the Fund, its Board members and officers, the Investment Adviser and the Subadviser is 399 Park Avenue, 6th Floor, New York, NY 10022, unless specified otherwise below. The term “Fund Complex” includes each of the registered investment companies advised by the Investment Adviser or the Subadviser or their affiliates as of the date of this Annual Report. Trustees serve three year terms or until their successors are duly elected and qualified. Officers are annually elected by the Trustees.

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1-877-525-7330.

Interested Trustee(1)(2)

Name, Age and Address	Position(s) with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Last Five Years
Randolph Takian (38) 399 Park Avenue, 6th Floor New York, NY 10022	President, Chief Executive Officer and Trustee	Since October 2010

President, Chief Executive Officer and Trustee of Avenue Mutual Funds Trust (since March 2012); Senior Managing Director and Head of Traditional Asset Management of Avenue Capital Group (since 2010); President and Principal Executive Officer of certain open-end and closed-end funds advised by Morgan Stanley Investment Management, Inc. (“MSIM”) or an affiliated person of MSIM (2008-2010); President and Chief Executive Officer of Morgan Stanley Services Company Inc. (2008-2010); Managing Director and Head of Americas distribution, product and marketing for MSIM (2009-2010); Head of Liquidity and Bank Trust business (2008-2010) and the Latin American Franchise (July 2008-2010) at MSIM, Managing Director, Director and/or Officer of MSIM and various entities affiliated with MSIM. Formerly, Head of Retail and Intermediary business, Head of Strategy and Product Development for the Alternatives Group and Senior Loan Investment Management.

				2	Board Member and member of Executive Committee of Lenox Hill Neighborhood House, a non-profit

Avenue Income Credit Strategies Fund

Trustees and Officers (continued)

Independent Trustees(1)

Name, Age and Address	Position(s) with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Last Five Years
Joel Citron (50) 399 Park Avenue, 6th Floor New York, NY 10022	Trustee	Since December 2010	Chairman of the Board of Trustees of Avenue Mutual Funds Trust (since May 2012); Chief Investment Officer/Managing Member of TAH Management/TAH Capital Partners, a private investment management firm (since 2009), and CEO of Tenth Avenue Holdings, a related holding company (since 2008); Managing Partner of Jove Partners, a hedge fund and private equity firm (2006-2008); CEO of Jovian Holdings, a privately held investment and operating company (2002-2008).	2

Chairman of Tenth Avenue Commerce, an e-commerce company (since 2010); Director of Communications Capital Group, LLC (since 2009); Director of Attivio, Inc., a software company (since 2009), Director of Symbius Medical, LLC, a medical service provider (since 2007); Chairman of Oxigene Inc., a biotech company (2001-2009); Chairman of Oasmia AB, a Swedish publicly traded biotech company since 2011; President of the Board of The Heschel School; Chairman of the Board of Trustees of Kivunim, a program in international Jewish education; Board of Councilors Member of Shoah Foundation at the University of Southern California.

Darren Thompson (49) 399 Park Avenue, 6th Floor New York, NY 10022	Trustee	Since December 2010	Trustee of Avenue Mutual Funds Trust (since May 2012); Managing Member, RailField Partners, LLC (private investment and advisory firm) (since 2012); Self Employed Consultant (since 2010); Executive of American Express Company (2010); Chief Financial Officer of Revolution Money, Inc., a payment network (now a subsidiary of American Express Company) (2006-2010); Chief Executive Officer of Avenue Mortgage, Inc., a private investment management company (2005-2006).	2

Julie Dien Ledoux (43) 399 Park Avenue, 6th Floor New York, NY 10022	Trustee	Since December 2010	Trustee of Avenue Mutual Funds Trust (since May 2012); Analyst and Portfolio Manager of Avenue Capital Group (1998-2007)	2	Board Member and on the Executive Committee of Treadwell Farms Historic District Association, f/k/a East Sixties Property Owners Association, a non-profit neighborhood group.

Avenue Income Credit Strategies Fund

Trustees and Officers (continued)

Principal Officers who are not Trustees

Name, Age and Address	Position(s) with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Stephen M. Atkins (47) 399 Park Avenue, 6th Floor New York, NY 10022	Treasurer and Chief Financial Officer	Since September 2012

Treasurer and Chief Financial Officer of Avenue Mutual Funds Trust (since September 2012); Controller of Avenue Capital Group, an investment management firm (since December 2010); Formerly with Morgan Stanley Investment Management Co., Inc., (1996-2010), most recently as an Executive Director (2003-2010).

Jeffery J. Gary (50) 399 Park Avenue, 6th Floor New York, NY 10022	Vice President	Since September 2012

Vice President & Portfolio Manager of Avenue Mutual Funds Trust (since May 2012); Senior Portfolio Manager of Avenue Capital Group (since 2012); Portfolio Manager of Third Avenue Management LLC (2009-2010); Portfolio Manager of Blackrock Financial (2003-2008).

Ty Oyer (41) 399 Park Avenue, 6th Floor New York, NY 10022	Secretary	Since December 2010

Secretary of Avenue Mutual Funds Trust (since May 2012); Deputy Chief Compliance Officer (since January 2011) and Compliance Manager (since 2008) of Avenue Capital Group, an investment management firm; Compliance Officer of D.B. Zwirn & Co., an investment management firm (2007-2008); Vice President of Vastardis Capital Services, a financial services firm (2004-2007).

Eric Ross (43) 399 Park Avenue, 6th Floor New York, NY 10022	Chief Compliance Officer	Since December 2010	Chief Compliance Officer of Avenue Mutual Funds Trust (since May 2012); Chief Compliance Officer of Avenue Capital Group, an investment management firm (since 2006).

(1)                “Independent Trustees” are those Trustees who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Fund, and “Interested Trustees” are those Trustees who are “interested persons” of the Fund.

(2)                Mr. Takian is an “Interested Trustee” due to his employment with the Investment Adviser and the Subadviser.

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Rev. 11/2011

FACTS	WHAT DOES Avenue Income Credit Strategies Fund (the “Fund”) DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

                  Social Security number and transaction history

                  Risk tolerance and investment experience

                  Income and assets

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 212-878-3500 or go to www.avenuecapital.com

Who we are
Who is providing this notice?	Avenue Income Credit Strategies Fund (the “Fund”)

What we do
How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

We restrict access to your non-public personal information to those employees who need to know that information.

How does the Fund collect my personal information?	We collect your personal information, for example, when you Provide contact information or contact us Purchase or sell shares
Why can’t I limit all sharing?

Federal law gives you the right to limit only

                 sharing for affiliates’ everyday business purposes — information about your creditworthiness affiliates from using your information to market to you

                 sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

                 The term affiliate includes the Fund’s investment adviser, Avenue Capital Management II, L.P. and sub-adviser, Avenue Europe International Management, L.P.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. Nonaffiliates we share with can include: State Street Bank and Trust Company
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. The Fund does not have any joint marketing arrangements.

Other Important Information

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary will govern how your nonpublic personal information will be shared with non-affiliated third parties by that entity.

Avenue Income Credit Strategies Fund
399 Park Avenue - 6th Floor
New York, NY 10022

Trustees
Joel Citron,
Chairman of the Board
Julie Dien Ledoux
Randolph Takian
Darren Thompson
Avenue Income Credit Strategies Fund

Officers
Randolph Takian
Principal Executive Officer and President
Stephen M. Atkins
Treasurer and Principal Financial Officer
Jeffrey J. Gary
Vice President
Eric Ross
Chief Compliance Officer
Ty Oyer
Secretary

Investment Adviser
Avenue Capital Management II, L.P.	ANNUAL REPORT October 31, 2012
399 Park Avenue, 6th Floor
New York, New York 10022

Administrator and Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, Massachusetts 02116

Dividend Paying Agent, Transfer Agent and Registrar
State Street Bank and Trust Company
200 Clarendon Street
Boston, Massachusetts 02116

Legal Counsel
Davis Polk & Wardwell LLP
450 Lexington Avenue
New York, New York 10017

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
300 Madison Avenue
New York, New York 10017

Item 2.  Code of Ethics

(a)  As of the end of the period covered by this report, the Avenue Income Credit Strategies Fund (hereinafter referred to as the “Fund” or “Registrant”) has adopted a code of ethics that applies to the Registrant’s principal executive and senior financial officers pursuant to the Sarbanes-Oxley Act of 2002 (“Code of Ethics”).

(b)  Not applicable.

(c)  During the period covered by this report, no substantive amendments were made to the Code of Ethics.

(d)  During the period covered by this report, the Registrant did not grant any waivers, including any implicit waivers, from any provision of the Code of Ethics.

(e)  Not applicable.

(f)  The Code of Ethics is attached hereto as Exhibit 12(a)(1).

Item 3.  Audit Committee Financial Expert

(a)(1)  The Board of Trustees of the Registrant (the “Board”) has determined that the Registrant has at least one Board member serving on the Audit Committee that possesses the attributes identified in Instructions 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.”

(2)  Mr. Darren Thompson is the Registrant’s audit committee financial expert.  The Board also determined that Mr. Thompson is not an “interested person” of the Registrant as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

Item 4.  Principal Accountant Fees and Services

(a)  Audit Fees - For the fiscal year ended October 31, 2012, PricewaterhouseCoopers LLP, the Fund’s independent registered public accounting firm (“PwC” or the “Auditor”), billed the Fund aggregate fees of US$85,000 for professional services rendered for the audit of the Fund’s annual financial statements and review of financial statements included in the Fund’s annual report to shareholders.

For the fiscal year ended October 31, 2011, PwC, billed the Fund aggregate fees of US$139,000 for professional services rendered for the audit of the Fund’s annual financial statements and review of financial statements included in the Fund’s annual report to shareholders.

(b)  Audit-Related Fees - For the fiscal year ended October 31, 2012, PwC billed the Fund US$30,000 for assurances and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and are not reported under Item 4(a) above.

For the fiscal year ended October 31, 2011, PwC did not bill the Fund any fees for assurances and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and are not reported under Item 4(a) above.

(c)  Tax Fees - For the fiscal year ended October 31, 2012, PwC billed the Fund aggregate fees of US$9,500 for professional services rendered for tax compliance, tax advice, and tax planning. The nature of the services comprising the Tax Fees was the review of the Fund’s income tax returns and excise tax calculations.

For the fiscal year ended October 31, 2011, PwC billed the Fund aggregate fees of US$9,500 for professional services rendered for tax compliance, tax advice, and tax planning. The nature of the services comprising the Tax Fees was the review of the Fund’s income tax returns and excise tax calculations.

(d)  All Other Fees - For the fiscal year ended October 31, 2012, PwC did not bill the Fund for fees other than for the services reported in paragraphs (a) through (c) of this Item.

For the fiscal year ended October 31, 2011, PwC did not bill the Fund for fees other than for the services reported in paragraphs (a) through (c) of this Item.

(e)(1)  Audit Committee Pre-Approval Policies and Procedures - The Fund’s Audit Committee has adopted, and the Fund’s Board has approved an Audit and Non-Audit Services Preapproval Policy (the “Policy”), which is intended to comply with Regulation S-X Rule 2-01, and sets forth guidelines and procedures to be followed by the Fund when retaining the Auditor to perform audit-related services, tax services and other non-audit services. This Policy permits such services to be pre-approved in one of two ways: (1) pursuant to a general pre-approval (“General Pre-Approval”), or (2) pursuant to specific pre-approval (“Specific Pre- Approval”). Unless a type of service provided by the Auditor and the maximum estimated fees therefor has received General Pre-Approval, it will require Specific Pre-Approval by the Audit Committee.

(e)(2)  All of the audit and tax services included in Items 4(b) through (d) above for the fiscal years ended October 31, 2011 and October 31, 2012 were pre-approved by the Audit Committee pursuant to the Policy.

There were no services included in Items 4(b) through (d) above that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  Not applicable.

(g)  For the fiscal year ended October 31, 2012, PwC billed aggregate non-audit fees of US$3,276,119  to Avenue Capital Management II, L.P. (the “Adviser”) and Avenue Europe International Management, L.P. (the “Sub-Adviser,” and together with the Adviser, “Avenue Managers”) and to other entities controlling, controlled by or under common control with the Avenue Managers.

For the fiscal year ended October 31, 2011, PwC billed aggregate non-audit fees of US$3,040,978 to the Avenue Managers and to other entities controlling, controlled by or under common control with the Avenue Managers.

(h)  The Audit Committee considered the non-audit services rendered to the Avenue Managers as disclosed in paragraph (g) of this Item 4 in light of the Policy and determined that they were compatible with maintaining PwC’s independence.

Item 5.  Audit Committee of Listed Registrants

The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (the “Exchange Act”) and is comprised of the following members:

Darren Thompson

Joel Citron

Julie Dien Ledoux

Item 6.  Schedule of Investments

(a)                                 Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of Item 1 of this Form N-CSR.

(b)                                 Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Proxy Voting Policies and Procedures of the Registrant and the Adviser are attached hereto as Exhibit 12(a)(4).

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Information pertaining to the portfolio manager of the Registrant, as of November 30, 2012 is set forth below.

The individual noted below is primarily responsible for the day-to-day management of the Fund’s assets.

Portfolio Manager of the Adviser

Jeffrey Gary is the Portfolio Manager for the Avenue Income Credit Strategies Fund and Avenue Strategies Fund, a series of Avenue Mutual Funds Trust.  Mr. Gary is responsible for directing the investment activities of the Avenue Enhanced Credit Strategy.  Prior to joining Avenue Capital Group in 2011, Mr. Gary was a Portfolio Manager at Third Avenue Management, LLC, where he launched the Focused Credit mutual fund in 2009, a differentiated credit fund which invested in performing, stressed and distressed high yield bonds and bank loans.  Prior to that, Mr. Gary was a Portfolio Manager at BlackRock financial, which he joined in 2003, and was head of the high yield and distressed investment team which managed approximately $17 billion in assets in various mutual funds and institutional accounts.

Mr. Gary received a B.S. in Accounting from Penn State University (1984) and an M.B.A. from Northwestern University’s Kellogg School of Management (1991).

(a)(2) Other Accounts Managed as of November 30, 2012:

		Total	Advisory Fee Based on Performance
Type of Accounts	Number of Accounts	Assets ($ in millions)	Number of Accounts	Total Assets
Jeffrey Gary
Registered Investment Companies	2	$187.1	0	0
Other Pooled Accounts	0	0	0	0
Other Accounts	0	0	0	0

Potential Conflicts of Interest of the Adviser

Effective November 23, 2012, it is longer an investment policy of the Fund to invest in credit obligations that at the time of purchase are at or below an applicable benchmark plus a credit spread (the “Avenue Credit Thresholds”). In adhering to the Avenue Credit Thresholds, the Fund generally does not invest, at the time the investment was made, in the same credit obligations as the other accounts managed by the Adviser (although their investments may include different obligations of the same issuer). Upon the removal of the Avenue Credit Thresholds, the Fund may invest in securities or other credit obligations in which other accounts managed by the Adviser, including private funds, also invest.

In order, among other things, to attempt to mitigate potential conflicts and seek to maintain a portfolio with the risk/return characteristics that the Fund believes to be appropriate for closed-end investment company investors, the Fund will adhere to a policy pursuant to which, at the time an investment is made by the Fund, the Fund’s portfolio will have no more than 20% overlap, on a market value basis, at the security specific level with the portfolio securities held by the private funds (in the aggregate) advised by the Adviser or its affiliates (the “Avenue private funds”) (i.e., no more than 20% of the Fund’s portfolio securities will be identical to the securities held by the Avenue private funds in the aggregate) (the “20% overlap limit”). The 20% overlap limit will be measured as the percentage of:

(a) the aggregate market value of the specific securities in the Fund that are owned by, and overlap at the security specific level with, the Avenue private funds (in the aggregate), divided by

(b) the market value of the Fund’s managed assets.

Investment opportunities appropriate for both the Fund and the Avenue private funds generally will be allocated between the Fund and the Avenue private funds in a manner that the Adviser believes to be fair and equitable under the circumstances, in accordance with the Adviser’s trade allocation policies. The application of the 20% overlap limit may result in the Fund being unable to make investments that it otherwise would have made, which could negatively affect the performance of the Fund.

However, to the extent that the Fund exceeds the foregoing limit other than due to a transaction by the Fund (e.g., appreciation or depreciation of certain assets in the Fund or an acquisition by one or more Avenue private funds), the Fund will not be required to sell any of its holdings but will be precluded from acquiring any additional securities that the Avenue private funds currently hold. Notwithstanding the foregoing, the Fund will be permitted to convert, exchange or exercise any security it currently holds and participate in any rights offerings or other offerings available to holders of securities currently held in its portfolio regardless of whether such transaction would be in excess of the foregoing 20% limit. The 20% overlap limit does not limit the amount the Fund may invest in credit obligations of an entity or group of affiliated entities in which the Avenue private funds invest through credit obligations different from those held by the Fund.

As a result of the changes in the Fund’s investment strategy described above, the Fund will be subject to certain additional risk factors.

Because the Adviser manages assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), certain conflicts of interest are present. For instance, the Adviser receives fees from certain accounts that are higher than the fees received from the Fund, or receives a performance-based fee on certain accounts. In those instances, the Adviser has an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest exists to the extent the Adviser has proprietary investments in certain accounts or where the portfolio manager or other employees of the Adviser have personal investments in certain accounts. The Adviser has an incentive to favor these accounts over the Fund. Because the Adviser manages accounts that engage in short sales of (or otherwise take short positions in) securities or other instruments of the type in which the Fund invests, the Adviser could be seen as harming the performance of the Fund for the benefit of the accounts taking short positions, if such short positions cause the market value of the securities to fall. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest. These policies and procedures will have the effect of foreclosing certain investment opportunities for the Fund from time to time. The 20% overlap limit, discussed above, may have the same effect.

The Adviser manages assets for accounts other than the Fund, including private funds. The Adviser and the portfolio manager also currently serve as investment adviser and portfolio manager, respectively, to a registered, open-end management investment company, the Avenue Credit Strategies Fund, a series of Avenue Mutual Funds Trust. The expected risk and return profile for the Fund is generally lower than for most of the other funds advised by the Adviser or its affiliates (“Avenue funds”). The Fund may invest in the same credit obligations as the Avenue funds and in different obligations of the same issuer. For example, the Fund might invest in senior secured floating rate or fixed rate loans issued by a borrower and one or more Avenue funds might invest in the borrower’s junior debt. In addition, the Fund’s portfolio manager will be directly supported by the Adviser’s Leveraged Finance Team, which also manages certain accounts (including collateralized loan obligations) that invest in certain types of credit obligations in which the Fund may also invest. Investment opportunities appropriate for both the Fund and another Avenue fund generally will be allocated between the Fund and the other Avenue Fund in a manner that the Adviser believes to be fair and equitable under the circumstances, in accordance with the Adviser’s trade allocation policies.

Conflicts of interest may arise where the Fund and other Avenue funds simultaneously hold securities representing different parts of the capital structure of a stressed or distressed issuer. In such circumstances, decisions made with respect to the securities held by one Avenue fund may cause (or have the potential to cause) harm to the different class of securities of the issuer held by other Avenue funds (including the Fund). For example, if such an issuer goes into bankruptcy or reorganization, becomes insolvent or otherwise experiences financial distress or is unable to meet its payment obligations or comply with covenants relating to credit obligations held by the Fund or by the other Avenue funds, such other Avenue funds may have an interest that conflicts with the interests of the Fund. If additional financing for such an issuer is necessary as a result of financial or other difficulties, it may not be in the best interests of the Fund to provide such additional financing, but if the other Avenue funds were to lose their respective investments as a result of such difficulties, the Adviser may have a conflict in recommending actions in the best interests of the Fund. In such situations, the Adviser will seek to act in the best interests of each of the Avenue funds (including the Fund) and will seek to resolve such conflicts in accordance with its compliance procedures.

In addition, the 1940 Act limits the Fund’s ability to enter into certain transactions with certain affiliates of the Adviser. As a result of these restrictions, the Fund may be prohibited from buying or selling any security directly from or to any portfolio company of a fund managed by the Adviser or one of its affiliates. Nonetheless, the Fund may under certain circumstances purchase any such portfolio company’s loans or securities in the secondary market, which could create a conflict for the Adviser between the interests of the Fund and the portfolio company, in that the ability of the Adviser to recommend actions in the best interest of the Fund might be impaired. The 1940 Act also prohibits certain “joint” transactions with certain of the Fund’s affiliates (which could include other Avenue funds), which could be deemed to include certain types of investments, or restructuring of investments, in the same portfolio company (whether at the same or different times). These limitations may limit the scope of investment opportunities that would otherwise be available to the Fund. The Board has approved policies and procedures reasonably designed to monitor potential conflicts of interest. The Board will review these procedures and any conflicts that may arise.

Although the professional staff of the Adviser will devote as much time to the management of the Fund as the Adviser deems appropriate to perform their duties in accordance with the investment advisory agreement and in accordance with reasonable commercial standards, the professional staff of the Adviser may have conflicts in allocating their time and services among the Fund and other Avenue funds. The Adviser and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with the Fund and/or may involve substantial time and resources of the Adviser and its professional staff. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of the Adviser and its officers and employees will not be devoted exclusively to the business of the Fund but will be allocated between the business of the Fund and the management of the assets of other clients of the Adviser.

In the course of managing the Avenue funds or otherwise, the Adviser or its respective members, officers, directors, employees, principals or affiliates may come into possession of material, non-public information. The possession of such information may limit the ability of the Fund to buy or sell a security or otherwise to participate in an investment opportunity. Situations may occur where the Fund could be disadvantaged because of the investment activities conducted by the Adviser for other clients, and the Adviser will not employ information barriers with regard to its operations on behalf of its registered and private funds, or other accounts. In certain circumstances, employees of the Adviser may serve as board members or in other capacities for portfolio or potential portfolio companies, which could restrict the Fund’s ability to trade in the securities of such companies.

(a)(3) Portfolio Manager Compensation as of November 30, 2012:

The Adviser’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary and a bonus.

Base Compensation. Generally, portfolio managers receive base compensation based on their individual seniority and/or their position with the firm.

Bonus. Mr. Gary also receives additional compensation based on a percentage of the Adviser’s net profits derived from the Fund, to begin accruing after the Adviser has recouped its start-up cost associated with the Fund.

(a)(4) Dollar Range of Securities Owned as of November 30, 2012:

Portfolio Manager	Dollar Range of Equity Securities Held in Registrant (1)
Jeffrey Gary	$0

(1)”Beneficial Ownership” is determined in accordance with Section 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended

(b)  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases were made by or on behalf of the Registrant during the period covered by this report.

Item 10.  Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.  Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act are effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits

(a)(1)  The Code of Ethics is attached hereto in response to Item 2(f).

(a)(2)  The certifications required by Rule 30a-2(a) of the 1940 Act are attached hereto.

(a)(3)  No written solicitations to purchase securities under Rule 23c-1 under the 1940 Act were sent or given during the period covered by this report by or on behalf of the Registrant to ten or more persons.

(a)(4)  Proxy Voting Policies and Procedures of the Registrant and its Adviser are attached hereto in response to Item 7.

(b)  The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Avenue Income Credit Strategies Fund

By:	/s/ Randolph Takian
Randolph Takian
Trustee, Chief Executive Officer and President (Principal Executive Officer)

Date:	January 7, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Randolph Takian
Randolph Takian
Trustee, Chief Executive Officer and President (Principal Executive Officer)

By:	/s/ Stephen M. Atkins
Stephen M. Atkins
Treasurer and Chief Financial Officer (Principal Financial Officer)

Date:	January 7, 2013